L. B. Foster Company
      Leased Vehicle / Car Allowance Policy                             SP-P-10
      Revised 06/09/04                                    Supersedes 10/16/2002

      1. GENERAL POLICY
          It is the policy of the L.B. Foster Company to provide a leased vehicle or vehicle allowance to employees holding one of the following positions:

             o  Chairman and President;
             o  Corporate Officer;
             o District Sales Manager, General Manager, or Product Manager with a job level of 12 or above;
             o  Other Managers with a job level of 15 or above;
             o Outside Sales Person or Sales Manager with a job level between 6 and 11 or;
             o  An eligible employee who drives 12,000 business miles annually.

      2.  PURPOSE

          The purposes of this Policy are to reduce Company expenses by avoiding personal automobile mileage reimbursement for present business use and to provide a competitive benefit to attract and retain qualified personnel for eligible management and sales positions; to establish procedures for complying with appropriate safety regulations and to minimize L. B. Foster's risk exposure.

      3.  ELIGIBILITY

...............................................................................................................................
                                                                                                            Monthly
  Class:               Group:                                   Policy:                                     Deduction for
                                                                                                            Leased Vehicle:
...............................................................................................................................

    A                  Chairman, President and CEO              Leased Car or $800 monthly Car Allowance.        $100
...............................................................................................................................

    B                  Corporate Officers                       Leased Car or $700 monthly Car Allowance.         $85
...............................................................................................................................

                       Sales Managers General Manager, or       Leased Car or $500 monthly Car Allowance.         $75
                       Product Manager with a job grade
    C                  of 12 and above and other managers
                       with a job grade of 15 and above.
...............................................................................................................................

                       Outside Sales personnel and Sales
                       Managers with a job grade between
    D                  6 and 11; other eligible                 Leased Car                                        $60
                       participants who drive in excess
                       of 12,000 business miles annually.
...............................................................................................................................

                                               See Addendum for Current Vehicle Selection
...............................................................................................................................

         4.  ELIGIBLE  DRIVER
               Except in emergencies, driving of a Company vehicle shall be limited to employee and the employee's spouse over the age of twenty-five (25).

         5.  RESPONSIBILITY
          A.  Plan Participants
          1. An eligible employee within class A, B, or C may choose between a Company leased vehicle or a monthly car allowance. An employee within class D shall receive a Company vehicle.

               a.  Car Allowance guidelines

                    1) Eligible employees cannot opt out of the Company leased vehicle option until the current car lease has expired or the vehicle has reached 60,000 miles. The Company may require the employee to continue driving the vehicle if the book value exceeds the Fair Market Value of the vehicle until such time that the disposal of the car will not result in a financial loss to the Company.

                    2) The monthly car allowance amount is set by employee class on an annual basis and is paid as additional income in the employee's regular paycheck. The car allowance is considered additional income by the IRS and is taxed accordingly. An employee receiving a car allowance is responsible for the payment of any and all associated federal, state, and local taxes.

                    3) An employee receiving a car allowance is required to have available, as required by business needs, a late model four
                    (4) door vehicle. The vehicle is to be clean externally and internally and is presentable for Company business at all times.

          2. When a new Company Leased vehicle is ordered, the employee may purchase options, beyond Company established base options, avail-able on his or her vehicle model. Payment is due before delivery of the vehicle. The leasing company will provide information regarding payment and applicable sales and or state tax.

          3. It shall be the responsibility of each employee receiving a Company leased vehicle to monitor and report odometer readings as of each November 1st and on the date his/her vehicle is replaced to validate personal mileage. These odometer readings are to be turned into the Payroll Department during the first week of November on the Company Automobile Odometer Form. (Attachment SP-P-10.1)

          4. If a form is not received, mileage estimates from fuel and maintenance records will be used, and will be reported as 100% personal miles and reported as such on the employee's W-2. It shall be the responsibility of each employee to maintain records documenting all business and personal mileage usage in accordance with record keeping requirements which may, from time to time, be required by the Internal Revenue Service, and to note this on the Company Automobile Odometer Form. (Attachment SP-P-10.1)

          5. The driver is responsible for operating the vehicle in a safe manner. The use of seat belts is mandatory for the driver and all passengers. Operating a motor vehicle while under the influence of alcohol or illegal drugs is prohibited.

          6. It is the employee's responsibility to notify their Manager of any change in the employee's physical status or if the employee is taking any medications labeled with a warning that the medication could impair his/her driving.

          7. If any driver of a Company leased vehicle or an employee receiving a car allowance, is issued a citation for DUI (driving under the influence), their Company vehicle/car allowance privileges will be suspended until the outcome of the charge is determined in a court of law. If convicted for DUI, that driver will have their Company leased vehicle/car allowance privileges revoked for a minimum one (1) year period. Pre-trial suspension will be counted towards the one (1) year.

               a. In addition, other disciplinary actions may be levied up to and including termination.

               b. Decisions on reinstatement of Company car privileges after a suspension will be based on consultations with the Risk Manager and in compliance with Foster's current automobile insurance carrier's requirements.

          8. If any employee is issued a second DUI citation, the privilege of a company-leased vehicle will be removed permanently.

          9.   Leased  vehicle  participants  are  required  to  adhere  to  the
               maintenance   schedule  under  the  leased  vehicle   maintenance
               program.

          10. While assigned to an employee, Company vehicles must be carefully maintained and kept clean in a manner properly representing the Company. When returned from employee use, vehicles should be clean and free of alteration or damage beyond normal wear and tear.

          11. All employees receiving a car allowance must show proof of insurance annually by submitting a proof of insurance to Human Resources. This must be done in January of each year.

          12. All participants in this program shall be required to execute SP-P-10.2 (Acknowledgment of Driver Requirements) and SP-P-10.1 (Company Automobile Odometer form) on an annual basis.

        Failure to adhere to these policies can result in loss of Company car privileges, and/or disciplinary actions up to and including termination.

          B.  Accounting and Payroll Departments
              It shall be the responsibility of the Accounting and Payroll Departments to maintain and verify the records of all Leased Vehicle Plan participants with regard to payroll deductions, individual taxability calculations and W-2 reporting.

          C.  Human Resources Department
               1. It shall be the responsibility of the Human Resources Department to monitor the fleet of Company leased automobiles in service, to provide lease values, to ensure that the appropriate forms are provided to each driver, and acquire and dispose of all Company leased automobiles.

               2. The Vice President, Human Resources shall be responsible for the interpretation and application of the provisions of the Leased Vehicle Plan.

               3. The Human Resources Department shall obtain a copy of a newly hired employee's driver's license prior to authorizing the use of a company vehicle.

               4. The Human Resources Department shall be responsible for obtaining an application and completing a Motor Vehicle Record (MVR) check on all new hires that may be required to drive as part of their assigned duties and no less than annually thereafter. Any employee with excessive violations or accidents may lose their leased vehicle privileges based on the requirements of the fleet insurance carrier.

               5. The Human Resources Department and the Finance Department will be responsible for investigating all accidents.

          D. Division Management and the Vice President of Human Resources will be responsible for approving any car assignments or allowance and may, at his or her discretion, reject assignment of a Company vehicle or authorizing the receipt of a car allowance.

      6.  PRACTICE
          A. Pursuant to the Tax Reform Act of 1984, the value of the personal use of an employer provided automobile must be included in the employee's income and subjected to withholding tax.

          B. The annual lease value of an automobile shall be based the manufacture's invoice price plus 4%.

          C. The percentage of personal usage of the annual lease value shall represent an additional non-cash item which shall be included as employee taxable income.

          D.   The  annual  lease  value  shall  include  all   maintenance  and
               insurance but will not include the annual fuel cost for the leased vehicle.

          E. Fuel shall be valued at the current calendar year IRS established rate, per personal mile driven for employees driving company leased vehicles.

          F. The driver of a company-leased vehicle is to use the fuel and maintenance card to charge fuel, maintenance, and repair expenses. Those expenses that cannot be charged through the fuel and maintenance program shall be reimbursed through the Weekly Expense Report. For body damage and repairs refer to 10(c).

          G. 90 days prior to turning in a Company leased vehicle, all maintenance expenses must be approved by Human Resources.

          H. Employees who receive a car allowance will be reimbursed via the Company expense report at the per mile rate established by the IRS annually.

          I.   Monthly   deductions  for  Company   leased   vehicles  shall  be
               classified on the employee pay stub as federal withholding tax.

          J. The annualized dollar value of the Company automobile personal use benefit will appear as additional earnings on the employee pay stub and W-2.

      7.  TRANSFER
             The transfer of any Company provided automobile between employees must be authorized by the Human Resources Department and Division Officer(s).

      8.  REPLACEMENT
          A. Company leased vehicles may be eligible for replacement not earlier than the assigned length of the lease expires or 60,000 miles, whichever occurs first. Replacement Vehicle orders will not be approved and entered by the Human Resources Department until the vehicle has reached 60,000 miles. The employee's Manager may require the eligible employee to continue driving the vehicle if the book value exceeds the Fair Market Value of the vehicle until such time that the disposal of the car will not result in a financial loss to the Company.

          B. All vehicle lease terms will be established based on the average number of annual miles traveled for each individual position.

                         Annual Miles                 Term
                         -----------------------------------------------
                         0-13,000                     60 Mos
                         13,001-17,000                50 Mos
                         17,001-20,000                45 Mos
                         20,001-23,000                40 Mos
                         23,001 and Up                36 Mos

          C. Drivers may purchase their assigned vehicle at lease end for the current wholesale fair market value (established by the Human Resources Department) plus all taxes, title, licensing, delivery and any other related costs. The value of the vehicle will then be adjusted for any driver-paid options.

          D. Vehicles not purchased by the assigned driver will be offered to all Company employees through the use of Lotus Notes and posted on employee bulletin boards at each L.B. Foster location, with maximum one (1) vehicle purchase per employee per year. The asking price will be established by the Human Resources Department and the car will be sold to the highest bidder via sealed bid auction. The Human Resources department will dispose of vehicles not sold through the internal employee auction process.

          E. Any employee who purchases a vehicle under this standard practice is responsible for all financing, pick up of vehicle, sales tax, and must sign an "As Is" bill of sale that will be placed in their personnel file. Payment in full to the leasing Company is required prior to release of the vehicle's title. The final sales transaction is solely between the leasing company and the purchaser of the vehicle and L.B. Foster has no involvement in the title transfer.

      9.  TERMINATION OF EMPLOYMENT

               The immediate supervisor of a terminated employee shall be responsible for ensuring that the terminated employee deposits the leased vehicle and keys at the Company facility prior to or on the day of termination. The employee is to complete form SP-P-10.1 and return it to the Payroll Department or they will be charged 100% personal mileage usage for that year.

      10.  ACCIDENT/LOSS RESPONSIBILITY/INSURANCE

          A.   Personal  property -The Corporate Vehicle Insurance Plan does not
               cover  personal   articles.   Employees  must  secure  their  own
               insurance.

          B. Company property - Samples, literature, equipment, and supplies which are in the direct possession of an employee shall be the responsibility of the employee if lost, stolen, or damaged.

          C. Accident and loss reports - All accidents regardless of fault or amount of damage and property losses must be reported immediately to the employee's manager and the Insurance Department by personal contact and by use of the Preliminary Property Loss
               Report. Refer to SP-F-I.5 for the automobile accident claim procedures and SP-F-I.6 for reporting property loss.

      11. TRAFFIC VIOLATIONS
          A. Employees will be solely responsible for any fines and fees associated with traffic or parking violations or any other motor vehicle infraction. Failure to reimburse the Company (for any delinquent fine or fee) within 60 days of notification of the amount due will result in deduction from the employee's paycheck.

          B. Employees must notify the Human Resources department regarding any status changes in their driving license due to traffic violations. Failure of such notification may result in discipline up to and including termination.

This policy is subject to changes by the Company at any time with or without notice.

/s/Robert J. Howard      06/10/04       /s/S L Hasselbusch        06/06/04
---------------------   -----------     ---------------------   --------------
Robert J. Howard          Date             Stan Hasselbusch        Date
VP - Human Resources                       President & CEO

ADDENDUM

Vehicle selections and options may be changed from time to time with the approval of the Chief Executive Officer.


2004 Model Year Vehicle Options


--------------------------------- ---------------------------------------
             Class:                             Vehicle Option
--------------------------------- ---------------------------------------

--------------------------------- ---------------------------------------
               A                  Choice of Car
--------------------------------- ---------------------------------------

--------------------------------- ---------------------------------------
               B                  Buick LeSabre Custom
                                  Pontiac Bonneville SE
--------------------------------- ---------------------------------------

--------------------------------- ---------------------------------------
               C                  Chevrolet Impala
                                  Pontiac Grand Prix
--------------------------------- ---------------------------------------

--------------------------------- ---------------------------------------
               D                  Chevrolet Malibu
--------------------------------- ---------------------------------------

--------------------------------- ---------------------------------------
          Pickup Truck            Chevrolet Silverado
--------------------------------- ---------------------------------------


Company Ordered Cars are generally equipped with the following options:

o        V6 Engines
o        Automatic Transmissions
o        Air conditioning
o        Cruise Control
o        Power Driver Seats
o        AM/FM Radio with single CD player
o        Power Windows and Door Locks
o        Floor Mats
o        Tilt Wheel
o        Power side mirror(s)
o        Remote keyless entry

                                                                   SP-P-10.1

                          Leased Vehicle Odometer Form

***Form must be received by November 10th or 100% personal use will be used. ***

Employee:                                     Cost Center
             -------------------------------                  ------------------

Employee #:                                   Driver's License #:
             -------------------------------                  ------------------

Your assigned vehicle is used for:
                              [] Business and personal use  [] 100% Personal use

Your license plate #:                 State in which licensed:
                     ---------------                          ------------------

--------------------------------------------------------------------------------

PART A:  Current Leased Vehicle Information
         (To be completed by all employees assigned a leased vehicle)

Car #:                          Year, make, and model:
      -------------------------                      ---------------------------
License plate #:
               ------------------------------------

                                             Odometer
                                Reading               Change               Business             Personal
                             --------------      -----------------      ---------------      ---------------
November 1,                                             N/A                   N/A                  N/A
             ------------    --------------      -----------------      ---------------      ---------------
Or the date vehicle was put into service.
October 31,
             ------------    --------------      -----------------      ---------------      ---------------

--------------------------------------------------------------------------------

PART B:  Replaced Leased Vehicle Information
         (To be completed by all employees who were assigned more than one leased vehicle between November 1st and October 31st)

Car #:                          Year, make, and model:
      -------------------------                      ---------------------------
License plate #:
               ------------------------------------

                                             Odometer
                                Reading               Change               Business             Personal
                             --------------      -----------------      ---------------      ---------------
November 1,                                             N/A                   N/A                  N/A
             ------------    --------------      -----------------      ---------------      ---------------
Date vehicle
retired
             ------------    --------------      -----------------      ---------------      ---------------

--------------------------------------------------------------------------------

I certify to the best of my knowledge that this form represents a true and accurate reading of my L. B. Foster leased vehicle as of

                                              ----------------------------------

I also understand that I may be subject to tax penalties if I cannot substantiate the business use of this automobile and I further authorize the Company to obtain a State Motor Vehicle Driver History Report on me including any medical information contained therein.


Signature  _____________________________          Date ____________________

SP-P-10.2





                                 Acknowledgment

Please check off the appropriate box indicating your choice and sign at the bottom.

Company Leased Vehicle [ ]
--------------------------------------------------------------------------------
I,                                                    , acknowledge that I have
                                                      read and will comply with
                                                      all requirements contained
                                                      within the Company's
                                                      leased vehicle policy.
--------------------------------------------------------------------------------
         Print Name

Monthly Car Allowance [ ]   Class A, B, and C only
--------------------------------------------------------------------------------
I,                                                     , acknowledge that I have
                                                       valid proof of insurance
                                                       and I have attached a
                                                       copy of the insurance to
                                                       this acknowledgement.
--------------------------------------------------------------------------------
         Print Name



--------------------------------------------------------------------------------
Driver's signature                                     Date